UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

SCIPLAY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2023, on August 8, 2023, SciPlay Corporation, a Nevada corporation (the “Company”), Light & Wonder, Inc., a Nevada corporation (“Parent”), and Bern Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Effective as of 12:01 a.m. Eastern Time on October 23, 2023 (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Nevada Revised Statutes, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the Merger.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 23, 2023, each of the Company, SciPlay Parent Company, LLC, a Nevada limited liability company (“SciPlay Parent LLC”), and LNW Social Holding Company I, LLC, a Nevada limited liability company (“LNW Social Holding”), delivered a Waiver (collectively, the “Waivers”) to the other parties to, and in respect of, that certain Tax Receivable Agreement (the “TRA”), dated as of May 7, 2019, by and among the Company, SciPlay Parent LLC and LNW Social Holding, pursuant to which each such party waived, effective immediately prior to the Effective Time, all of its rights and entitlements under, and the effects of, Section 4.1(b) of the TRA resulting from the consummation of the Merger and the other actions taken by the parties to the Merger Agreement in connection therewith. As a result of the Waivers, the Company’s payment obligations under the TRA were not accelerated in connection with the consummation of the Merger.

Copies of the Waivers are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 23, 2023, the following agreements were terminated and all liabilities and obligations thereunder were deemed to be fully satisfied, extinguished and released pursuant to the Omnibus Termination Agreement, dated as of such date (the “Omnibus Termination Agreement”), by and among Parent, the Company and the affiliates of each of Parent and the Company identified as parties to such agreements: (i) Registration Rights Agreement, dated as of May 7, 2019, by and among the Company, SG Social Holding Company I, LLC (as predecessor to LNW Social Holding Company I, LLC) and such other persons from time to time party thereto, (ii) Services Agreement, dated as of May 7, 2019, by and among Scientific Games Corporation (as predecessor to Parent), Scientific Games International, Inc. (as predecessor to Light and Wonder International, Inc.), Bally Gaming, Inc. (as predecessor to LNW Gaming, Inc.) and SciPlay Holding Company, LLC (as predecessor to SciPlay Games LLC) and (iii) License Agreement, dated as of May 7, 2019, by and between Bally Gaming, Inc. (as predecessor to LNW Gaming, Inc.) and SG Social Holding Company I, LLC (as predecessor to LNW Social Holding Company I, LLC).

A copy of the Omnibus Termination Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.02.

In connection with the consummation of the Merger, on October 23, 2023, SciPlay Games, LLC (the “Borrower”), an indirect wholly owned subsidiary of the Company, terminated the $150.0 million revolving credit agreement, by and among the Borrower, SciPlay Parent LLC, as a guarantor, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent (the “SciPlay Revolver”).  There were no borrowings outstanding under the SciPlay Revolver at the time of termination.

In connection with the termination of the SciPlay Revolver, during the fourth quarter of 2023, Parent intends to designate the Company and its wholly owned domestic subsidiaries and certain parent holding companies, which hold substantially all the assets of and operate the Company’s social gaming business, as “Restricted Subsidiaries” and join certain of these entities as guarantors under the credit agreement, dated as of April 14, 2022, among Light and Wonder International, Inc., as the borrower, Parent, as a guarantor, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and Swingline Lender, and each of Parent’s indentures governing the 7.000% unsecured notes due 2028, the 7.250% unsecured notes due 2029, and the 7.500% unsecured notes due 2031. As a result of such designations, these subsidiaries will be obligated to comply with many of the covenants set forth in those agreements and the assets, liabilities and financial results of those subsidiaries will be included in the calculation of the applicable financial metrics required by those agreements.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At the Effective Time, pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement and in accordance with the laws of the State of Nevada: (i) each share of Class A common stock, par value $0.001 per share, of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares (as defined below)) was converted automatically into the right to receive $22.95 in cash, without interest (the “Merger Consideration”); (ii) each share of Company Class A Common Stock and Class B common stock, par value $0.001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) held by the Company as treasury stock immediately prior to the Effective Time was automatically canceled and retired and ceased to exist, and no consideration or payment has been or shall be delivered in exchange therefor or in respect thereof; (iii) each share of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time not held on behalf of third parties was automatically canceled and ceased to exist, no former holder thereof is entitled to receive any Merger Consideration therefor, and no other consideration or payment has been or shall be delivered in exchange therefor or in respect thereof; and (iv) each holder of a Common Unit (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time became entitled, upon the election of such holder exercisable not later than 10 business days after the Effective Time, to exchange each such Common Unit for the Merger Consideration that is payable with respect to one share of Company Class A Common Stock. In addition, pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement and in accordance with the laws of the State of Nevada, each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time remained in existence following the Effective Time as a share of Class B common stock, par value $0.001 per share, of the Surviving Corporation.

“Excluded Shares” means, collectively, (a) each share of Company Common Stock held by the Company as treasury stock immediately prior to the Effective Time, (b) each share of Company Class B Common Stock issued and outstanding immediately prior to the Effective Time and (c) each share of Company Class A Common Stock held by Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent as of immediately prior to the Effective Time.

Treatment of Company Equity Awards

Each outstanding performance restricted stock unit of the Company (each, a “Company PRSU”) that was outstanding immediately prior to the Effective Time was automatically converted into a performance restricted stock unit denominated in shares of common stock of Parent (“Parent Common Stock”) generally on the same terms and conditions as were applicable to such Company PRSU, and with respect to a target number of shares of Parent Common Stock determined by multiplying (i) the target number of shares of Company Class A Common Stock subject to such Company PRSU by (ii) a fraction, (a) the numerator of which was the Merger Consideration and (b) the denominator of which was the average of the volume weighted averages of the trading prices of Parent Common Stock on each of the 10 consecutive trading days ending on (and including) the trading day that was two trading days prior to the date of the Merger Agreement (the “Equity Award Exchange Ratio”), and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock.

Each restricted stock unit of the Company (each, a “Company RSU”) that was outstanding immediately prior to the Effective Time was automatically, (i) if granted to a non-employee member of the Board, cancelled, thereby entitling the holder of such Company RSU to an amount in cash equal to (a) the number of shares of Company Class A Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (b) the Merger Consideration, and (ii) if not granted to an individual described in clause (i), converted into a restricted stock unit denominated in shares of Parent Common Stock on the same terms and conditions as were applicable to such Company RSU, and with respect to a number of shares of Parent Common Stock determined by multiplying (1) the number of shares of Company Class A Common Stock subject to such Company RSU by (2) the Equity Award Exchange Ratio, and rounding the resulting number up to the nearest whole number of shares of Parent Common Stock.

The information in the Introductory Note above and in Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the Nasdaq Global Select Market (“Nasdaq”) halt trading of the shares of Company Class A Common Stock on Nasdaq effective as of 8:00 p.m. Eastern Time on October 20, 2023. On October 23, 2023, prior to the opening of trading, the Company notified Nasdaq that the Merger had been completed and that the articles of merger with respect to the Merger had been filed with the Secretary of State of the State of Nevada, and as a result Nasdaq will permanently suspend trading of the shares of Company Class A Common Stock on Nasdaq on October 23, 2023. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Class A Common Stock from Nasdaq and deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, shares of Company Class A Common Stock will no longer be listed on Nasdaq. In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Company Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act with respect to all shares of Company Class A Common Stock.

The information in the Introductory Note above and in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each share of Company Class A Common Stock (except as described in Item 2.01 above) was canceled and automatically converted into the right to receive the Merger Consideration.

The information in the Introductory Note above and in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a subsidiary of Parent.

The information in the Introductory Note above and in Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2023 in connection with the consummation of the Merger and the other transactions contemplated by the Merger Agreement, the directors of the Company ceased to be directors of the Company and James Sottile, a director of Merger Sub immediately prior to the consummation of the Merger, became the sole director of the Company.

The information in the Introductory Note above and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety. The bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Company, except that references to Merger Sub’s name were replaced with references to the Company’s name.

Copies of the Second Amended and Restated Articles of Incorporation and Third Amended and Restated Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 8, 2023, by and among Light & Wonder, Inc., Bern Merger Sub, Inc. and SciPlay Corporation. (filed as Exhibit 2.1 to SciPlay Corporation's Current Report on Form 8-K, filed on August 8, 2023, and incorporated herein by reference).

3.1	Second Amended and Restated Articles of Incorporation of SciPlay Corporation.

3.2	Third Amended and Restated Bylaws of SciPlay Corporation.

10.1	Waiver by SciPlay Corporation, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.2	Waiver by SciPlay Parent Company, LLC, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.3	Waiver by LNW Social Holding Company I, LLC, dated as of October 23, 2023, in respect of that certain Tax Receivable Agreement, dated as of May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and LNW Social Holding Company I, LLC, as successor in interest to SG Social Holding Company I, LLC and SG Social Holding Company, LLC.

10.4	Omnibus Termination Agreement, dated as of October 23, 2023, by and among Light & Wonder, Inc., SciPlay Corporation and certain affiliates of each of Light & Wonder, Inc. and SciPlay Corporation.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request, subject to the Company’s right to request confidential treatment of any requested schedule or exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

Dated:	October 23, 2023	By:	/s/ Joshua J. Wilson
		Name:	Joshua J. Wilson
		Title:	Chief Executive Officer